Summary Prospectus
December 10, 2021
Columbia Integrated Small Cap Growth Fund

Class	Ticker Symbol
A	ISGDX
Advisor (Class Adv)	ISGLX
C	ISGFX
Institutional (Class Inst)	ISGNX
Institutional 2 (Class Inst2)	ISGOX
Institutional 3 (Class Inst3)	ISGQX
R	ISGHX
Columbia Integrated Small Cap Growth Fund (the Fund) will commence operations upon the completion of the reorganization of BMO Small-Cap Growth Fund, a series of BMO Funds, Inc., with and into the Fund as contemplated by the registration statement filed by Columbia Funds Series Trust II (File No. 333-258932).
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, statement of additional information and other information about the Fund online at https://www.columbiathreadneedleus.com/resources/literature. If you hold your Fund shares through a financial intermediary (such as a broker-dealer or bank), you can get this information at no cost by contacting that financial intermediary. If you hold your Fund shares directly with the Fund, you can get this information at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiathreadneedle.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated December 10, 2021, and current Statement of Additional Information.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Columbia Integrated Small Cap Growth Fund (the Fund) seeks to provide shareholders with capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information is available about these and other sales charge discounts and waivers from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 20 of the Fund’s prospectus, in Appendix A to the prospectus beginning on page A-1 and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Classes Adv, Inst, Inst2, Inst3 and R
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	1.00% (b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Adv	Class C	Class Inst	Class Inst2	Class Inst3	Class R
Management fees(c)	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses(d)	0.41%	0.41%	0.41%	0.41%	0.29%	0.24%	0.41%
Total annual Fund operating expenses	1.51%	1.26%	2.26%	1.26%	1.14%	1.09%	1.76%
Less: Fee waivers and/or expense reimbursements(e)	(0.24%)	(0.24%)	(0.24%)	(0.24%)	(0.24%)	(0.24%)	(0.24%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.27%	1.02%	2.02%	1.02%	0.90%	0.85%	1.52%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	Management fees have been restated to reflect the current management fee rate.
(d)	Other expenses for Class A and Class Adv shares have been restated to reflect current fees paid by the Fund and other expenses for Class C, Class Inst, Class Inst2, Class Inst3 and Class R shares are based on estimated amounts for the Fund's current fiscal year.
(e)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through December 31, 2023, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.27% for Class A, 1.02% for Class Adv, 2.02% for Class C, 1.02% for Class Inst, 0.90% for Class Inst2, 0.85% for Class Inst3 and 1.52% for Class R.
  Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
1	Columbia Integrated Small Cap Growth Fund

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first two years of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$697	$979	$1,307	$2,233
Class Adv (whether or not shares are redeemed)	$104	$351	$ 644	$1,479
Class C (assuming redemption of all shares at the end of the period)	$305	$659	$1,165	$2,367
Class C (assuming no redemption of shares)	$205	$659	$1,165	$2,367
Class Inst (whether or not shares are redeemed)	$104	$351	$ 644	$1,479
Class Inst2 (whether or not shares are redeemed)	$ 92	$313	$ 580	$1,342
Class Inst3 (whether or not shares are redeemed)	$ 87	$298	$ 553	$1,284
Class R (whether or not shares are redeemed)	$155	$506	$ 908	$2,032
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of BMO Small-Cap Growth Fund, a series of BMO Funds, Inc., the predecessor to the Fund (the Predecessor Fund) was 62% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of small capitalization companies. These companies have market capitalizations in the range of companies in the Russell 2000® Growth Index (the Index) at the time of purchase (between $38.2 million and $12.9 billion as of October 31, 2021). The market capitalization range and composition of companies in the Index are subject to change.
The Fund invests substantially in securities of U.S. issuers. The Fund generally invests in common stocks. The Fund may at times emphasize one or more sectors in selecting its investments, including the health care and information technology sectors.
The Fund invests substantially in “growth” stocks, which are stocks of companies that the portfolio managers believe are undervalued relative to their fundamentals and exhibit improving investor interest, such as positive price momentum. The Fund’s portfolio managers seek to invest in growth companies with long-term earnings growth potential available at reasonable prices, believing that such investments can outperform the equity market over a full market cycle, which can be measured from market peak to peak or from market trough to trough.
Principal Risks
An investment in the Fund involves risks, including Small-Cap Stock Risk, Market Risk, Growth Securities Risk and Sector Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures,
Columbia Integrated Small Cap Growth Fund	2

breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.
■	Small-Cap Stock Risk. Investments in small-capitalization companies (small-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small-cap companies may be less liquid and more volatile than the securities of larger companies.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in less developed countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors, including the health care and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
■	Health Care Sector. The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
■	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of
3	Columbia Integrated Small Cap Growth Fund

technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Performance Information
The Fund is the successor to BMO Small-Cap Growth Fund (the Predecessor Fund) pursuant to a reorganization of the Predecessor Fund with and into the Fund (the Reorganization) that is anticipated to take place in the first quarter of 2022 (the Reorganization Date). The Fund will commence operations on the Reorganization Date. Performance information, including the share class inception date, shown for the Fund’s Class A and Class Adv shares for all periods prior to the Reorganization Date is historical information for the Predecessor Fund's corresponding Class A and Class I shares, respectively. The Predecessor Fund did not offer a corresponding share class of the Fund's Class C, Class Inst, Class Inst2, Class Inst3, and Class R shares and, therefore, no performance information is shown for those share classes. Performance information has not been adjusted to reflect any differences in fees and expenses between the Predecessor Fund and the Fund. If differences in fees and expenses were reflected, the returns for all periods would have been lower. The Predecessor Fund was managed by BMO Asset Management Corp. (BMO AM) and had the same investment objective and a substantially identical investment strategy to the Fund.
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class Adv share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with a broad measure of market performance. The maximum applicable sales charge on Class A shares of the Fund is 5.75% and was 5.00% on the corresponding class of the Predecessor Fund.
Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class Adv shares and will vary for other share classes.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information, when available, can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	4th Quarter 2020	29.06%
	Worst	1st Quarter 2020	-26.16%
*	Year to Date return as of September 30, 2021: 11.53%
Columbia Integrated Small Cap Growth Fund	4

 Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2020)
	Share Class Inception Date	1 Year	5 Years	10 Years or, if less, Since Share Class Inception Date
Class Adv	01/31/2008
returns before taxes		24.39%	12.94%	9.94%
returns after taxes on distributions		23.34%	11.13%	7.66%
returns after taxes on distributions and sale of Fund shares		15.10%	9.85%	7.33%
Class A returns before taxes	05/31/2017	17.89%	N/A	11.90%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)		34.63%	16.36%	13.48%
Since Inception of Class A	05/31/2017	N/A	N/A	17.86%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Ernesto Ramos, Ph.D.	Senior Portfolio Manager and Head of Integrated Equities	Co-Portfolio Manager	The Reorganization Date (Managed Predecessor Fund June 2021 - Reorganization Date)
Jason Hans, CFA	Senior Portfolio Manager	Co-Portfolio Manager	The Reorganization Date
Thomas Lettenberger, CFA	Senior Portfolio Manager	Co-Portfolio Manager	The Reorganization Date (Managed Predecessor Fund October 2016 - Reorganization Date)
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
columbiathreadneedleus.com/investor/	Columbia Management Investment Services Corp. P.O. Box 219104 Kansas City, MO 64121-9104	Columbia Management Investment Services Corp. c/o DST Asset Manager Solutions, Inc. 430 W 7th Street, Suite 219104 Kansas City, MO 64105-1407	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A & C	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes Adv & Inst	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100
Classes Inst2 & R	All eligible accounts	None	N/A
Class Inst3	All eligible accounts	$0, $1,000, $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)

More information about these minimums can be found in the Buying, Selling and Exchanging Shares - Buying Shares section of the prospectus. There is no minimum additional investment for any share class.
5	Columbia Integrated Small Cap Growth Fund

Tax Information
The Fund intends to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Columbia Integrated Small Cap Growth Fund	6

Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2021 Columbia Management Investment Advisers, LLC. All rights reserved.
columbiathreadneedleus.com	SUM318_08_M01_(12/21)